UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
DIGITAL ANGEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DIGITAL ANGEL CORPORATION
490 Villaume Avenue
South St. Paul, Minnesota 55075
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 10, 2007
Digital Angel Corporation’s Annual Meeting of Stockholders will be held on Thursday, May 10, 2007, at 9:00 a.m., local time. We will meet at the Marriott Hotel, Boca Center, 5150 Town Center Circle, Boca Raton, FL 33433. If you owned common stock at the close of business on March 21, 2007, you may vote at this meeting or any adjournments or postponements thereof. At the meeting, we plan to:
1.	elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	consider and vote upon a proposal to approve the adoption of our Amended and Restated Certificate of Incorporation;

3.	consider and vote upon a proposal to approve and adopt the Digital Angel Corporation 2007 Equity Participation Plan; and

4.	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
The Board of Directors is not aware of any other proposals for the May 10, 2007 meeting.
It is important that your common stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by either (i) marking and dating the enclosed proxy card; (ii) internet; or (iii) telephone. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.
On behalf of the Board of Directors of
Digital Angel Corporation,
SCOTT R. SILVERMAN
Chairman
South St. Paul, Minnesota
[                    ], 2007
YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED
PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED
AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY. TABLE OF CONTENTS

 i

DIGITAL ANGEL CORPORATION
490 Villaume Avenue
South St. Paul, Minnesota 55075

PROXY STATEMENT

INFORMATION ABOUT THE MEETING
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Digital Angel Corporation, or Digital Angel, for the Annual Meeting of Stockholders to be held on Thursday, May 10, 2007 at 9:00 a.m., local time, at the Marriott Hotel, Boca Center, 5150 Town Center Circle, Boca Raton, FL 33433 and thereafter as it may from time to time be adjourned. This proxy statement and the accompanying proxy are first being mailed to stockholders on or about [                    ], 2007.
Who May Vote
Each stockholder of record at the close of business on March 21, 2007 is entitled to notice of and to vote at the annual meeting. On the record date, there were 44,515,823 shares of our common stock outstanding, with a par value of $.005 per share. Holders of the common stock are entitled to one vote per share held as of the record date.
How You May Vote
You may vote (1) in person by attending the meeting; (2) by mail by completing and returning a proxy; (3) by telephone; or (4) by internet. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card. Internet and telephone voting is available through [                     ]p.m.(ET) on [                                        ]. In order to vote by telephone, use any touch-tone telephone and dial                                         . Please have your proxy card and the last four digits of your social security number available when you call. Follow the instructions the recorded voice provides. In order to vote by internet, access the following website                                         . Please have your proxy card and last four digits of your social security number available. Follow the instructions provided to create an electronic ballot.
Proxies duly executed and received in time for the meeting will be voted in accordance with your instructions. If no instructions are given, proxies will be voted as follows:
1.	FOR the election of directors of the nominees named herein, each to serve until the next annual meeting of stockholders, in each case, until their successors are duly elected and qualified;

2.	FOR the adoption of our Amended and Restated Certificate of Incorporation;

3.	FOR the adoption of the Digital Angel Corporation 2007 Equity Participation Plan; and

4.	In the discretion of the proxy holders, FOR or AGAINST such other business as may properly come before the meeting or any adjournment thereof.

How You May Revoke or Change Your Vote
Proxies may be revoked at any time prior to the meeting in the following ways:
•	by giving written notice of revocation to the Secretary of Digital Angel;

•	by giving a later dated proxy; or

•	by attending the meeting and voting in person.
Voting Procedures
All record holders of issued and outstanding shares of common stock are entitled to vote on the proposals. Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors. Shares for which brokers have not received instructions, and therefore are not voted with respect to a certain proposal are referred to as “broker non-votes.”
Under Delaware law and our Bylaws, the presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast on the matter at the annual meeting constitutes a quorum, except that under our Bylaws, in no event shall a quorum consist of less than one-third of the shares entitled to vote. A share that is represented “for any purpose” is deemed present for quorum purposes. Therefore, abstentions and broker non-votes will count for purposes of determining if there is a quorum present at the annual meeting.

PROPOSAL 1
ELECTION OF DIRECTORS
Proposal
Our Board of Directors currently consists of six directors, serving until the next annual meeting of stockholders and until their successors are elected and qualified. Our current Board members and classifications are as follows:

Name	Positions with the Company
Kevin N. McGrath	President, Chief Executive Officer and Director
Scott R. Silverman	Chairman of the Board
John R. Block	Director
Barry M. Edelstein	Director
Howard S. Weintraub, Ph.D.	Director
Michael S. Zarriello	Director
The terms of the six directors will expire at the 2007 Annual Meeting of Stockholders.
The Board of Directors has recommended that Messrs. McGrath, Silverman, Block, Edelstein, Weintraub and Zarriello, the current directors, be nominated for re-election.
The following current directors have been nominated by the Board for election to the Board of Directors to serve until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified.
Kevin N. McGrath, 54, has been our Chief Executive Officer, President and Director since January 2004. From 1987 until 2003, he was employed at Hughes Electronics Corp. in a number of senior level executive positions, including Corporate Vice President of DirectTV International, President of Hughes Communications, Inc. and the Senior Financial Executive of Hughes Space and Communications Group. From 1996 to 2003, he was Chairman of DirecTV Latin America (a subsidiary of Hughes Electronics Corporation). In 2003-2004, DirectTV Latin America, LLC was reorganized under Chapter 11 of the United States Bankruptcy Code. Prior to his work at Hughes, Mr. McGrath spent two years as Chief Financial Officer for Electronic Data Systems, Asia and Pacific, and 10 years in various financial management positions at General Motors Corp. Mr. McGrath is a graduate of Princeton University and received a Masters of Business Administration from the Amos Tuck School at Dartmouth College.
Scott R. Silverman, 43, has been our Chairman of the Board of Directors since February 2004 and has been a Director since July 2003. He has served as VeriChip Corporation’s (“VeriChip”), a subsidiary of Applied Digital Solutions, Inc. (“Applied Digital), Chief Executive Officer since December 5, 2006, as the Chairman of VeriChip’s Board of Directors since March 2003 and as a member of VeriChip’s Board of Directors since February 2002. He also served as VeriChip’s Chief Executive Officer from April 2003 to June 2004. He has served as Chairman of the Board of Directors of Applied Digital since March 2003, and served as Chief Executive Officer of Applied Digital from March 2003 to December 5, 2006, and as Acting President of Applied Digital from April 2005 to December 5, 2006. From March 2002 to March 2003, he served as Applied Digital’s President and member of its Board of Directors. From August 2001 to March 2002, he served as a special advisor to Applied Digital’s Board of Directors. From September 1999 to March 2002, Mr. Silverman operated his own private investment banking firm. From October 1996 to September 1999, he served in various capacities with Applied Digital, including positions related to business development, corporate development and legal affairs. Mr. Silverman has served as the Chairman of the Board of Applied Digital’s wholly owned subsidiary, Info Tech USA, Inc., since January 2006. Mr. Silverman is an attorney licensed to practice in New Jersey and Pennsylvania.

John R. (Jack) Block, 72, joined our Board of Directors in January 2004. Mr. Block has served as Senior Policy Advisor for Olsson, Frank, Weeda, P.C., a law firm, since January 2006. From January 2003 through December 2005, Mr. Block served as the Executive Vice President of the Food Marketing Institute, a trade association in Washington, D.C. From 1986 until December 2002, Mr. Block was President and Chief Executive Officer of Food Distributors International and the International Foodservice Distributors Association (NAWGA/IFDA). Mr. Block was appointed to President Reagan’s Cabinet in 1981 and served for five years as the Secretary of the U.S. Department of Agriculture. As a member of the Reagan Cabinet and a key member of the Economic Policy Council, he dealt with a wide range of complex domestic farm program and tax issues. Under his leadership, the Department of Agriculture’s Food for Peace Program was a primary resource in feeding the starving African continent. During his tenure as Secretary of Agriculture, Mr. Block visited more than 30 foreign countries, meeting with heads of state and agriculture ministers from all over the globe and negotiating sensitive agreements critical to U.S. farm interests. From 1977 to 1981, he served as Director of Agriculture for the State of Illinois. Mr. Block currently has a syndicated weekly radio commentary broadcast carried by more than 600 stations in 30 states. Mr. Block serves on a number of corporate boards, including NYSE-listed Hormel Foods Corporation. He is on the Board of Directors of the U.S. Friends of the World Food Programme, a joint initiative of the United Nations and the Food and Agricultural Organization, Chairman of the Agribusiness Alliance of the Citizens Network for Foreign Affairs in Washington, and on the Advisory Board of the Illinois Global Partnership.
Barry M. Edelstein, 44, has been a Director since June 2005. Mr. Edelstein has served as President and Chief Executive Officer of ScentSational Technologies, Inc. since January 2003. From 2000 to 2002, Mr. Edelstein was Vice President, Sales and Sales Operations for Comcast Business Communications Inc. where he managed the integration of Comcast Telecommunications Inc. with two other subsidiaries and led a team that oversaw the sales, marketing, customer care, billing operations and supplier management function of the company. From 1997 to 2000, he was Vice President, Sales and Marketing for Comcast Telecommunications Inc., a provider of long distance, internet and private network services in the mid-Atlantic region of the U.S. From 1992 to 1997, he was President and Founding Principal of GlobalCom Telecommunications, a regional reseller of long distance, private network and internet services which was sold to Comcast in June 1997. Prior to that, he was an associate at Rubin, Shapiro & Wiese, a Philadelphia law firm specializing in real estate and corporate commercial litigation. Mr. Edelstein has a bachelor’s degree in business administration from Drexel University and received his law degree from Widener University School of Law, Wilmington, Delaware.
Howard S. Weintraub, Ph.D., 63, has been a Director since March 2002. Dr. Weintraub has been a Principal of Landfall Ther. Consulting Group, a solo research consulting service, since July 2003. Dr. Weintraub retired from C. R. Bard, Inc., a medical device company, in 2003, where he was Vice President, R&D, Corporate Staff. From 1988 to 1998, he held a series of senior research and technology management positions at Bristol-Myers Squibb. Dr. Weintraub was previously associated with Ortho Pharmaceutical Corporation, a Johnson and Johnson company, from 1973 until 1988, where he held senior research management positions. He also has authored or co-authored over 50 scientific publications and abstracts. Dr. Weintraub previously served as Chairman of the Industrial Pharmaceutical Technology Section of the AAPS (formerly APhA), and was the Chairman of the Drug Metabolism sub-section of the Research and Pharmaceutical Manufacturers’ Association. Dr. Weintraub earned a Bachelor of Science Degree in Pharmacy from Columbia University and his Ph.D. in biopharmaceutics from the State University of New York at Buffalo. He is a member of the Board of Directors of the privately-held biotechnology firm, Bioenergy, Inc., where he also chairs the company’s Scientific Advisory Board. He is a member of the Scientific Advisory Board of VeriChip Corporation and of the Ascent Technologies Group, Polymerix Corporation, a specialty development-stage pharmaceutical company, and the Strategic Advisory Board of Aderans Corp.
Michael S. Zarriello, 57, has been a Director since September 2003. He served as Senior Vice President and Chief Financial Officer for Rural/Metro Corporation, a medical transportation company, in Scottsdale, Arizona, from July 2003 to December 2006. From 1998 to 2003, Mr. Zarriello was a Senior Managing Director of Jesup & Lamont Securities Corporation and President of Jesup & Lamont Merchant Partners LLC, both of which are investment banking firms. From 1989 to 1997, Mr. Zarriello was a Managing Director-Principal of Bear Stearns & Co., Inc., an investment bank, and from 1989 to 1991, he served as Chief Financial Officer of the Principal Activities Group that invested Bear Stearns’ capital in middle market companies. Mr. Zarriello also served as a member of the Board of Applied Digital from May 2003 until July 2006.

Each of the nominees has consented to be named in this proxy statement and to serve as a member of our Board of Directors if elected. In the event that a nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees as directors. Our management has no reason to believe that the nominees will not serve if elected.
Vote Required
The affirmative vote of a plurality of the votes cast by holders of outstanding shares of the common stock entitled to vote is required for the approval of the election of a director. You may vote in favor of a nominee or you may withhold your vote from a nominee. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors.
Recommendation of the Board of Directors
The Board of Directors recommends a vote “FOR” each of the six nominees.
Information about Corporate Governance, the Board of Directors and Committees
Independence of the Board
The Board of Directors has determined that the following four individuals of its six members of the Board of Directors are independent as defined by the American Stock Exchange: Messrs. Block, Edelstein, Weintraub and Zarriello. Applied Digital currently owns 55.2% of our outstanding common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the American Stock Exchange (“AMEX”). We have not elected to take advantage of the “controlled company” exemption as permitted under Section 801(a) of the AMEX Company Guide. All of the directors on our Compensation Committee are independent, a majority of the members of our Board of Directors are independent and we have an Independent Director Committee.
Code of Conduct and Corporate Ethics Policy Statement
The Board of Directors approved our Code of Conduct and Corporate Ethics Policy Statement. The Code of Conduct and Corporate Ethics Policy Statement sets forth standards of conduct applicable to our directors, officers and employees. Our Code of Conduct and Corporate Ethics Policy Statement is available to view at our website at www.digitalangelcorp.com.
Board of Directors and Committees
The Board of Directors held 10 meetings, including 7 regularly scheduled meetings and 3 special meetings, during the year ended December 31, 2006. Each director attended at least 90% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. It is the policy of the Board of Directors of Digital Angel to encourage its members to attend Digital Angel’s Annual Meeting of Stockholders. All members of the Board of Directors were present at Digital Angel’s 2006 Annual Meeting of Stockholders.
Our Board of Directors has four standing committees: the Audit Committee, the Compensation Committee the Government Relations Committee, and the Independent Director Committee.
Audit Committee. The Audit Committee presently consists of Messrs. Zarriello, Weintraub and Block. Our Board of Directors has determined that the members of the Audit Committee are independent directors as defined under Section 803 of the AMEX Company Guide and SEC Rule 10A-3. The Audit Committee has been assigned the functions of monitoring the integrity of our financial statements, monitoring the independence, qualifications and performance of our independent auditors and overseeing our systems of internal controls. The Audit Committee’s responsibilities are set forth in an Audit Committee Charter, a copy of which can be found on Digital Angel’s website www.digitalangelcorp.com. The Board of Directors has designated Mr. Zarriello the “audit committee financial expert” as defined by the rules promulgated by the Securities and Exchange Commission (the “SEC”). The Audit Committee held 4 meetings during the year ended December 31, 2006.

Compensation Committee. The Compensation Committee presently consists of Messrs. Weintraub, Zarriello, Block and Edelstein. Our Board of Directors has determined that the members of the Compensation Committee are independent directors as defined under Section 803 of the AMEX Company Guide. The Compensation Committee reviews and approves base salaries, bonuses, stock compensation and other forms of compensation for our executive officers. The Compensation Committee also administers our equity compensation plans. The Compensation Committee’s responsibilities are set forth in a written charter that has been adopted by the Compensation Committee and the Board of Directors. A copy of this charter is available on our website at www.digitalangelcorp.com. The Compensation Committee held 2 meetings during the year ended December 31, 2006.
The Compensation Committee Chairperson reports to the Board of Directors on Compensation Committee actions and recommendations. The Compensation Committee has the authority to engage the services of outside advisers, experts and others to assist the Compensation Committee in fulfilling its duties and responsibilities. In connection with the Compensation Committee’s deliberations for 2006 compensation, the Compensation Committee selected and retained Riley, Dettmann & Kelsey, LLC, an independent compensation consulting firm, to advise the Compensation Committee. The Compensation Committee received a comprehensive position-by-position benchmarking analysis regarding base salary and total compensation levels at the companies which comprised our comparator group, as described in the Compensation Discussion and Analysis below. We believe that the use of an independent consultant provides additional assurance that our programs are reasonable and consistent with our objectives.
Government Relations Committee. The members of Government Relations Committee are Messrs. Block and Edelstein. The Government Relations Committee has been assigned the functions of (i) assisting with proposed national identification programs for cattle; (ii) assisting with other governmental-related matters and (iii) advising the Board of Directors on legislative initiatives relating to livestock identification tracking and food safety and traceability. The Government Relations Committee held 2 meetings during the year ended December 31, 2006.
Independent Director Committee. The Independent Director Committee presently consists of Messrs. Weintraub, Zarriello, Block and Edelstein. The Independent Director Committee has been assigned the functions of nominating candidates to serve on the Board of Directors, evaluating and approving transactions not in the purview of the Audit or Compensation Committees or that require review or approval of the independent directors only, and to evaluate and determine whether to approve related party transactions. The Independent Director Committee’s responsibilities are set forth in an Independent Director Committee Charter. A copy of this charter is available on our website at www.digitalangelcorp.com. The Independent Director Committee held 1 meeting during the year ended December 31, 2006.
The Independent Director Committee considers possible candidates from many sources, including stockholders, for nominees for directors. If a stockholder wishes to recommend a nominee for director, written notice should be sent to the Corporate Secretary by
______ ___, 2007 in accordance with the instructions set forth later in this proxy statement under “Stockholder Proposals for 2008 Annual Meeting.” Each written notice must set forth: (1) the name and address of the stockholder who is making the nomination; (2) the number of shares of our common stock which are beneficially owned by the stockholder and a representation that the stockholder is a holder of record of our common stock entitled to vote at such annual meeting of the stockholders and intends to appear in person or by proxy at the meeting and nominate the person specified in the notice; (3) the name of the director candidate; (4) a complete resume or statement of the candidate’s qualifications (including education, work experience, knowledge of Digital Angel’s industry, membership on the board of directors of another corporation and civic activity); (5) a description of all arrangements or understandings between the stockholder and the candidate and/or any other person or persons pursuant to which the nomination is to be made by the stockholder; (6) such other information regarding a candidate as would be required to be included in a proxy statement, including information with respect to a candidate’s independence as defined under the rules and regulations promulgated by the SEC and the American Stock Exchange and information regarding the candidate’s attributes that the Board of Directors would need to consider in order to assess whether such candidate would qualify as an “audit committee financial expert” as defined by the rules and regulations promulgated by the SEC; and (7) the candidate’s consent to serve as a director of Digital Angel if elected.

The Independent Director Committee evaluates the suitability of potential candidates nominated by stockholders in the same manner as other candidates recommended to the Board of Directors, in accordance with the following guidelines for suitability:
•	education;

•	work experience;

•	knowledge of our industry;

•	membership on a Board of Directors of a corporation;

•	civic involvement; and

•	reputation and character.
These guidelines are set forth in the Independent Director Committee Charter.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our outstanding common stock to file with the SEC reports of changes in their ownership of common stock. Officers, directors and greater than 10% stockholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the year ended December 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2006, Messrs. Weintraub, Zarriello, Block and Edelstein served as members of the Compensation Committee. None of the members of the Compensation Committee served as an officer or employee of ours or any of our subsidiaries during the fiscal year ended December 31, 2006. There were no material transactions between us and any of the members of the Compensation Committee during the fiscal year ended December 31, 2006.

AUDIT COMMITTEE REPORT
The Audit Committee monitors the accounting and financial reporting process of Digital Angel to assist the Board of Directors of Digital Angel. Management has primary responsibility for Digital Angel’s financial statements, financial reporting processes and internal control over financial reporting. The independent auditors are responsible for performing an independent audit of Digital Angel’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and evaluating the effectiveness of internal controls and issuing a report thereon. The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee the accounting and financial reporting processes of Digital Angel, including Digital Angel’s internal controls over financial reporting, and the audits of the financial statements of Digital Angel.
During the course of 2006 and the first quarter of 2007, the Audit Committee regularly met and held discussions with management and the independent auditors. In the discussions related to Digital Angel’s consolidated financial statements for fiscal year 2006, management represented to the Audit Committee that such consolidated financial statements were prepared in accordance with U. S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management and the independent auditors the audited consolidated financial statements for fiscal year 2006, management’s annual report on internal control over financial reporting, the results of the independent auditor’s testing and evaluation of Digital Angel’s internal control over financial reporting and the independent auditor’s attestation report regarding management’s assessment of internal control over financial reporting.
In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61 (as amended) (Communication with Audit Committees). In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of Digital Angel’s financial statements for fiscal year 2006 is compatible with maintaining the independent auditors’ independence. The Audit Committee’s policy is that it must approve any audit or permitted non-audit service proposed to be performed by its independent auditors in advance of the performance of such service.
Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2006 be included in Digital Angel’s Annual Report on Form 10-K, for filing with the SEC.
See the portion of this proxy statement titled “Information about Corporate Governance, the Board of Directors and Committees” beginning on page 5 for information on the Audit Committee’s meetings in 2006.
The Audit Committee
Michael S. Zarriello
Howard S. Weintraub, Ph.D.
John R. Block
                , 2007
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above and the Compensation Committee Report that follows shall not be incorporated by reference into any such filings.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS
Eisner LLP served as our independent registered certified public accountant for the fiscal year ended December 31, 2006. Representatives from Eisner LLP are expected to be present in person or telephonically at the annual meeting, will have the opportunity to make a statement if they desire, and will be available to answer questions.
Our Audit Committee has selected Eisner LLP to serve as our independent registered certified public accountant for the fiscal year ending December 31, 2007.
Independent Auditor’s Fees
The aggregate fees billed to Digital Angel for the years ended December 31, 2005 and 2006, by our principal accounting firm Eisner LLP, are as follows:

	2005	2006
Audit Fees:	$427,769	$405,442
Audit-Related Fees:	$22,900	$6,500
Tax Fees:	-0-	-0-
All Other Fees:	-0-	-0-
Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services
The Audit Committee approves, on a case by case basis, any audit or permitted non-audit service proposed to be performed by Eisner LLP in advance of the performance of such service. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by Eisner LLP. In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services by Eisner LLP is consistent with maintaining Eisner LLP’s status as our independent auditors.
Consistent with these procedures, the Audit Committee approved all of the services rendered by Eisner LLP during fiscal year 2006, as described above.

EXECUTIVE OFFICERS AND KEY EMPLOYEES
As of the date of this proxy statement, each of the persons below served as one of our executive officers or key employees.

Name	Age	Position
Kevin N. McGrath	54	President and Chief Executive Officer
Thomas J. Hoyer	44	Chief Financial Officer, Vice President and Treasurer
David M. Cairnie	62	Managing Director, Signature Industries, Ltd.
Lasse Nordfjeld	61	President of the Animal Applications Group
Patricia M. Petersen	47	Vice President, General Counsel and Secretary
Below is a summary of the business experience of each of our executive officers who does not serve on our Board of Directors. The business experience of Mr. McGrath appears under the caption “Election of Directors” set forth above.
Thomas J. Hoyer has been our Chief Financial Officer, Vice President and Treasurer since January 2, 2007. Previously, Mr. Hoyer served as the Executive Vice President and Chief Financial Officer of NationsRent Companies, Inc., a construction equipment distribution and services company from June 2003 to September 2006. From 2002 to 2003, Mr. Hoyer was Vice President of Corporate Finance at MWH Global, Inc., a privately-held environmental consulting/engineering/construction company. He served as Chief Financial Officer of GlobEquip LLC, a start-up company focused on the resale of used construction and mining equipment from North American markets to South American markets, in 2001. From January 1998 to January 2001, Mr. Hoyer served as Assistant Treasurer at Fluor Corporation. Mr. Hoyer earned a Bachelor’s degree and a Master’s Degree in Business Administration from Clemson University.
David M. Cairnie has been the Managing Director of our United Kingdom subsidiary Signature Industries, Ltd. since March 27, 2002. Mr. Cairnie has been the Managing Director of Signature Industries, Ltd. since the management-led buy-out in 1993. Before the management led buy-out, Signature Industries, Ltd. was known as FKI Communications, a division of FKI plc, where Mr. Cairnie had been the Managing Director since 1990. Before joining FKI Communications, Mr. Cairnie worked for International Telephone and Telegraph (ITT). Mr. Cairnie completed the ITT Senior Management Development program at the London Business School and operated in various management roles before joining FKI.
Lasse Nordfjeld has been the President of the Animal Applications Group of our company since February 28, 2005. From May 2001 to February 2005, Mr. Nordfjeld was Chief Executive Officer, President and a member of the board of directors of DSD Holding A/S, which is the parent company of DigiTag A/S and Daploma International A/S, manufacturer of visual and electronic radio frequency identification tags for livestock. Mr. Nordfjeld has also been the Chairman for Daploma International A/S since May 1996, as well as the President for DigiTag A/S since May 2001, and has been a member of both of their board of directors since May 1998. Mr. Nordfjeld’s son serves as the Chief Executive Officer of Daploma International A/S. Prior to this, Mr. Nordfjeld served as a technical director and was co-owner of UnoPlast, a manufacturer of single-use devices for the healthcare sector, and served as a Director of Production and held other senior level executive positions with Eskofot, a manufacturer of equipment for the graphics industry. Mr. Nordfjeld has a Bachelor’s degree in Engineering from Dansk Ingenior Akademi (DIA), Lundtofte, Denmark and a Bachelor of Commerce in management and economy from Handelsskolen, Helsingoer/Hilleroed, Denmark.
Patricia M. Petersen has been Vice President, General Counsel and Secretary since September 2006. Prior to joining Digital Angel, Ms. Petersen served as Senior Vice President and General Counsel of Technical Olympic USA, Inc., a national homebuilding company, from 2002 to 2006, and as Assistant General Counsel of Corning Incorporated, a telecommunications and technology company, from 2000 to 2002. From 1992 to 2000, Ms. Petersen served as Managing Partner of the Nestor Nestor Kingston Petersen law firm in Bucharest, Romania, and from 1990 to 1992 as Associate Counsel with the Hillis Clark Martin & Peterson law firm in Seattle, Washington. Ms. Petersen earned a Bachelor’s degree from the University of Texas and a Juris Doctorate degree from the Harvard Law School.

COMPENSATION DISCUSSION AND ANALYSIS
[To be included in Definitive Proxy Statement]

COMPENSATION COMMITTEE REPORT
The Compensation Committee of our Board of Directors (the “Committee”) has submitted the following report for inclusion in this Proxy Statement.
The Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Committee’s review and discussions with management with respect to the Compensation Discussion and Analysis, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.
The Compensation Committee
Howard S. Weintraub, Ph.D.
Michael S. Zarriello
John R. Block
Barry M. Edelstein
                , 2007

EXECUTIVE COMPENSATION
The following table presents certain summary information for the fiscal year ended December 31, 2006 concerning compensation earned for services rendered in all capacities by the following executive officers of Digital Angel whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2006:
•	our Chief Executive Officer;

•	each person that served as our Chief Financial Officer; and

•	our, or our subsidiaries’, other two most highly compensated executive officers.
We refer to these officers collectively as our Named Executive Officers.
2006 Summary Compensation Table

					Option		All Other
					Awards		Compensation		Total
Name and Principal Position	Year	Salary ($)		Bonus ($)	($)		($)		($)
Kevin N. McGrath	2006	316,538		-0-	-0-		27,643	(1)	344,181
President and Chief Executive Officer
James P. Santelli(2)	2006	205,000		50,000	-0-		14,401	(3)	269,401
Chief Financial Officer, Senior Vice-President, Finance, Treasurer, and Assistant Secretary
David M. Cairnie	2006	237,286	(4)	5,341	18,366	(5)	33,083	(6)	294,076
Managing Director, Signature Industries, Ltd.
Lasse Nordfjeld	2006	201,600	(7)	-0-	18,366	(5)	82,657	(8)	302,623
President, Animal Applications Group

(1)	Consists of (i) $12,000 for Mr. McGrath’s vehicle allowance, (ii) $4,635 paid for Mr. McGrath’s life insurance, (iii) reimbursement of $2,208 for Mr. McGrath’s personal communication devices and (iv) $8,800 of company matching contributions to the Applied Digital 401(k) profit sharing plan.

(2)	Effective January 2, 2007, Mr. Santelli resigned as our Vice President, Finance and Chief Financial Officer.

(3)	Consists of (i) reimbursement of $5,601 for Mr. Santelli’s personal communication devices and (ii) $8,800 of company matching contributions to the Applied Digital 401(k) profit sharing plan.

(4)	Mr. Cairnie was paid in Sterling. The table reflects the amounts converted into US dollars at an exchange rate of 1.843.

(5)	The FAS 123(R) fair value per share is based on certain assumptions which we explain in footnotes 1 and 15 to our financial statements which are included in our annual report on Form 10-K. These options vest and become exercisable in five equal annual installments, beginning on June 14, 2007, the first anniversary of the grant date.

(6)	Consists of (i) $5,029 paid for Mr. Cairnie’s life insurance, (ii) $8,592 paid for Mr. Cairnie’s private health and disability insurance and (iii) $19,462 of company contributions to a retirement plan.

(7)	Mr. Nordfjeld was paid in Danish Krone. The salary amount reflects the amounts converted into US dollars using an exchange rate of 0.168.

(8)	Consists of (i) reimbursement of $9,093 for Mr. Nordfjeld’s personal communications devices and network, (ii) $34,046 for Mr. Nordfjeld’s vehicle allowance, which includes lease payments and expenses for his vehicle located in Denmark, (iii) $12,096 of company contributions to a retirement plan, (iv) $527 paid for Mr. Nordfjeld’s private health insurance, (v) reimbursement of $10,354 for personal travel expenses and (vi) $16,541 housing arrangement expenses for his home in Minnesota. Mr. Nordfjeld splits his time between Denmark and our headquarters in South St. Paul, Minnesota. We have determined that providing Mr. Nordfjeld with housing arrangements in Minnesota would be more cost effective than reimbursing him for hotel expenses. Further, we reimburse Mr. Nordfjeld for his travel between Denmark and Minnesota.

2006 Grants of Plan-Based Awards

All Other
Option Awards:
		Number of	Exercise or
		Securities	Base Price
		Underlying	of Option	Grant Date Fair
	Grant	Options	Awards	Value of Option
Name	Date	(#)(1)	($ / Sh)	Awards($)
Kevin N. McGrath	N/A	-0-	-0-	N/A
James P. Santelli	N/A	-0-	-0-	N/A
David M. Cairnie	06/14/06	75,000	3.26	169,531
Lasse Nordfjeld	06/14/06	75,000	3.26	169,531

(1)	This column represents the number of stock options granted in 2006 to the Named Executive Officers. These options vest and become exercisable ratably in five equal annual installments, beginning on June 14, 2007, the first anniversary of the grant date.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
We do not have a formal written employment agreement with Kevin N. McGrath, our President and Chief Executive Officer. On December 2, 2004, we entered into a Change of Control Agreement with Mr. McGrath. Upon a change of control (as defined in the agreement), Mr. McGrath would be entitled to receive three times his base salary and three times his average bonus paid to him for the three full years immediately prior to the change of control. In addition, all unvested stock options will immediately vest in full. Further, we will continue to pay any lease payments on any vehicle then used by Mr. McGrath.
Effective as of April 1, 2002, we entered into an employment agreement with Mr. James P. Santelli, our former Vice President, Finance and Chief Financial Officer. The agreement provided that we pay Mr. Santelli an initial base salary of $175,000 per year and that he was entitled to participate in any of our benefit and deferred compensation plans or programs as are from time to time available to our officers. The agreement contained confidentiality, non-compete and assignment of invention clauses. The agreement also provided that if the Board of Directors terminated Mr. Santelli’s employment with us because of his willful and material misconduct or because he has breached the agreement in any material respect, or if Mr. Santelli terminated his employment other than for “Good Reason” (as that term is defined in the agreement), he would be entitled to salary and benefits accrued through the date of termination of employment. If Mr. Santelli died or became disabled (as disabled is determined under the agreement), if we terminated his employment for reasons other than his misconduct or his breach of the agreement, or if he terminated his employment for Good Reason, we were required to pay him his accrued compensation and benefits for the remaining term of the agreement, including any extensions. The employment agreement provided that upon a change of control, Mr. Santelli may terminate his employment at any time within one year after the change of control upon 15 days’ notice. Upon such termination, he would be entitled to a severance payment equal to the base amount as defined in Section 280G(b)(3) of the Internal Revenue Code minus $1.00. Upon a change of control, all unvested stock options held by Mr. Santelli would immediately vest in full.

Effective January 2, 2007, Mr. Santelli resigned as our Vice President, Finance and Chief Financial Officer. Mr. Santelli continued his employment with us until January 31, 2007, when he retired in order to effect a smooth transition to Mr. Hoyer, the new Chief Financial Officer. We agreed to pay Mr. Santelli a retirement package which includes payment of an amount equal to $222,083, which is the sum of 13 months of his base salary plus $50,000, which is equal to the larger of either his 2005 or 2006 bonus, plus continued healthcare benefits in the amount of $4,944.
Effective as of February 28, 2005, we entered into an employment agreement with Mr. Lasse Nordfjeld, our President of the Animal Applications Group. The agreement has an initial term of one year which automatically renews for successive one-year terms on each anniversary date of the agreement, which is added at the end of the then existing term, unless either party notifies the other at least 90 days prior to such an anniversary date. The agreement provides that we will pay Mr. Nordfjeld a base salary of 1,200,000 Danish Krones per year ($201,600 in United States Dollars, translated at a rate for 2006 of 0.168), a performance based annual bonus up to 50% of his base salary and a one time option to purchase 150,000 shares of our common stock, and that he is entitled to participate in any of the benefit plans or programs as are from time to time available to officers of DSD Holding A/S, our wholly-owned subsidiary. The agreement contains confidentiality, non-compete and assignment of invention clauses. The agreement also provides that if our Board of Directors terminates Mr. Nordfjeld’s employment with us because of his willful and material misconduct or because he has breached the agreement in any material respect, or if Mr. Nordfjeld terminates his employment other than for “Good Reason” (as that term is defined in the agreement), he is entitled to salary, bonus and benefits accrued through the date of termination of employment. If Mr. Nordfjeld dies, his estate is entitled to his salary, bonus and benefits accrued through the last day of the month in which his death occurs. If Mr. Nordfjeld becomes disabled (as determined under the agreement), Mr. Nordfjeld is entitled to salary, bonus and benefits accrued through 90 days after notice of termination. If we terminate his employment for reasons other than his misconduct or his breach of the agreement, or if he terminates his employment for Good Reason, then we must pay him his accrued compensation, salary and benefits for the remaining term of the agreement, including any extensions. The employment agreement provides that upon a change of control, Mr. Nordfjeld may terminate his employment at any time within one year after the change of control upon 15 days’ notice. Upon such termination, we must pay to Mr. Nordfjeld a severance payment equal to his accrued compensation, salary and benefits for the remaining term of the agreement, including any extensions. Upon a change of control, all outstanding stock options held by Mr. Nordfjeld would become fully exercisable.
We have an employment agreement with David M. Cairnie effective April 13, 1993. The initial term of the agreement was one year until terminated by either party giving six months’ notice or payment in lieu of such notice expiring on or at any time one year after the effective date of the agreement. The agreement provides that we will pay Mr. Cairnie an initial base salary of £75,000 per year, or a higher rate as to which the parties may from time to time agree. The agreement also provides for a bonus based on the achievement of profits, as defined in the agreement. In addition, under the agreement, we will provide an automobile to Mr. Cairnie. The agreement includes a 6 month non-compete provision.

Outstanding Equity Awards as of December 31, 2006

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised		Option
	Options	Options		Exercise	Option
	(#)	(#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date
Kevin N. McGrath	250,000	-0-		2.08	12/17/2013
	1,000,000	-0-		5.07	2/24/2015
	1,000,000	-0-		3.92	1/12/2014
James P. Santelli	100,000	-0-		3.89	12/30/2013
	150,000	-0-		3.79	3/15/2014
	200,000	-0-		5.07	2/24/2015
David M. Cairnie	16,667	-0-		3.39	6/26/2012
	100,000	-0-		3.79	3/15/2014
	100,000	-0-		5.07	2/24/2015
		75,000	(1)	3.26	6/13/2016
Lasse Nordfjeld	150,000	-0-		5.07	2/27/2015
		75,000	(1)	3.26	6/13/2016

(1)	These options vest and become exercisable ratably in five equal annual installments, beginning on June 14, 2007, the first anniversary of the grant date.

Potential Payments Upon Termination or Change-in-Control
A detailed description of the severance and change-in-control provisions that affect our Named Executive Officers can be found in the section entitled “Employment Agreements” in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”
The estimated payments and benefits that would be provided to each Named Executive Officer as a result of certain triggering events are set forth in the table below. Calculations for this table are based on the following assumptions: (i) the triggering event took place on December 29, 2006, which is the last business day of our last completed fiscal year; and (ii) and the per share price of our common stock is $2.55, the closing price on December 29, 2006.

				After Change
		Before Change		in Control
		in Control		Termination
		Termination		w/o Cause or
		w/o Cause or for		for Good		After Change		Voluntary
Name	Benefit	Good Reason		Reason		In Control		Termination
Kevin N. McGrath	Salary(1)	-0-		-0-		$960,000		-0-
	Bonus(1)	-0-		-0-		$474,318		-0-
	Vehicle Lease Payments(2)	-0-		-0-		-0-		-0-
	Stock Option	-0-		-0-		-0-		-0-
	Acceleration(3)	-0-		-0-		-0-		-0-

James P. Santelli(4)	Salary	-0-		-0-		-0-		$222,083
	Bonus	-0-		-0-		-0-		$50,000
	Health Care Benefits	-0-		-0-		-0-		$4,944

David M. Cairnie	Stock Option Acceleration	-0-		-0-		-0-	(5)	-0-

Lasse Nordfjeld	Salary	$235,200	(6)	$235,200	(7)	-0-		-0-
	Stock Option Acceleration	-0-		-0-		-0-	(5)	-0-

(1)	Amounts will be paid in a lump sum within 10 days of the change in control.

(2)	Since Mr. McGrath does not currently lease a vehicle, he would not be entitled to any benefit.

(3)	Mr. McGrath does not own any unexercisable options.

(4)	As of December 29, 2006, we accepted Mr. Santelli’s resignation as our Vice President, Finance and Chief Financial Officer. Based upon this resignation, we and Mr. Santelli agreed upon the estimated payments and benefits reflected in this table. The payments will be made in equal installments through February 28, 2008.

(5)	The intrinsic value of the unexercisable options as of December 29, 2006 was $0 because the exercise price of each option was higher than the stock price.

(6)	Amount will be paid in installments for the remainder of the then existing term of his employment agreement.

(7)	Amount will be paid in a lump sum.

Director Compensation

	Fees Earned
	or Paid
	in Cash	Option Awards	Total
Name	($)	($)(1)(2)	($)
Kevin N. McGrath	-0-	-0-	-0-
Scott R. Silverman	-0-	49,080	49,080
John R. Block	80,000	24,540	104,540
Barry M. Edelstein	44,000	24,540	68,540
Howard S. Weintraub, Ph.D.	65,000	24,540	89,540
Michael S. Zarriello	65,000	24,540	89,540

(1)	The options in this column vest and become exercisable as to 10% per year for eight years, beginning on June 14, 2007, the first anniversary of the grant date, and 20% on June 14, 2015.

(2)	The FAS 123(R) fair value per share is based on certain assumptions which we explain in footnotes 1 and 15 to our financial statements which are included in our annual report on Form 10-K.
Compensation of Directors
The annual retainer for each non-employee director or non-affiliate director is $5,000 per quarter. Non-employee directors are also reimbursed for reasonable expenses associated with each Board of Directors meeting. Non-employee or non-affiliate directors received an annual retainer for each committee that they served on as follows: (i) $5,000 per quarter for the Audit Committee; (ii) $5,000 per quarter for the Compensation Committee; and (iii) $1,000 per quarter for the Government Relations Committee. The additional retainer payable of each of Digital Angel’s Audit Committee Chair and Compensation Committee Chair is $1,250 per quarter, while the annual retainer fee payable to the Chair of the Government Relations Committee is $4,000 per quarter. No fees were paid for serving on the Independent Director Committee.
During 2006, each of Messrs. Zarriello, Weintraub and Block received the annual cash compensation for his service as Chairman of the Audit Committee, Chairman of the Compensation Committee and Chairman of the Government Relations Committee, respectively. Directors who are employees do not receive any additional compensation for their services as a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We have an eleven-year Distribution and Licensing Agreement dated March 4, 2002, amended December 28, 2005, with VeriChip Corporation, or VeriChip, an affiliated, majority-owned subsidiary of Applied Digital, covering the manufacturing, purchasing and distribution of our implantable microchip and the maintenance of the VeriChip Registry by us. The agreement contains, among other things, minimum purchase requirements in order to maintain exclusivity. Under the agreement, VeriChip is required to purchase $875,000, $1,750,000 and $2,500,000 for each of 2007, 2008 and 2009, respectively, and $3,750,000 for 2010 and each year thereafter. The agreement continues until March 2013 and, as long as VeriChip continues to meet the minimum purchase requirements, will automatically renew annually under its terms. The agreement includes a license for the use of our technology in VeriChip’s identified markets. Under the agreement, we are the sole manufacturer and supplier to VeriChip. Revenue recognized under the agreement was $0.4 million for 2006.
The amount due from VeriChip as of December 31, 2006 was approximately $425,000, of which approximately $273,406 has been repaid as of March 15, 2007.
Policy for Related Party Transactions
Our Board of Directors has adopted a written policy for related party transactions. This policy establishes procedures to ensure that all related party transactions are prudently and properly evaluated, authorized, executed, and disclosed in accordance with all applicable legal and contractual requirements. For purposes of the policy, a “related party transaction” means any transaction between us and any of our affiliates (other than transactions available to all employees generally) that involve more than $10,000 when aggregated with all similar transactions, and includes any related party transactions as defined in Item 404 of Regulation S-K. For purposes of the policy, “affiliates” include:
•	our directors;

•	our executive officers;

•	nominees for election of directors; and

•	stockholders who own 5% of our voting securities.
Affiliates include members of the immediate family of the above persons and entities in which any of the above persons is employed or is an affiliate.
Under the policy, every related party transaction must be approved or ratified by the Independent Director Committee. The Independent Director Committee will only approve those proposed related party transactions that comply with all applicable legal and contractual requirements and that the Independent Director Committee reasonably believes to be in the best interests of our company. In approving a proposed related party transaction, the Independent Director Committee will consider:
•	the interest of the affiliate in the proposed transaction;

•	how the proposed transaction compares to a comparable arm’s length transaction with a person who is not an affiliate of our company;

•	whether the transaction is to be effected at fair market value; and

•	whether any terms of the transaction are not ordinary and customary for commercial transactions of the type.
All related person transactions shall be disclosed in our applicable SEC filings as required under SEC rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 15, 2007 by (i) each of our directors and nominees, (ii) each Named Executive Officer, (iii) all of our current directors and executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than five percent (5%) of the shares outstanding of common stock. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the indicated shares.
As of March 15, 2007, we had 44,515,823 shares of common stock outstanding.

	Number of Shares
	Beneficially		Percent of
Name	Owned(1)		Common Stock
Kevin N. McGrath	2,350,000	(2)	5.1%
Scott R. Silverman	1,468,450	(3)	3.3%
John R. Block	425,000	(4)	1.1%
Barry M. Edelstein	100,000	(4)	*
Howard S. Weintraub, Ph.D.	525,000	(4)	1.2%
Michael S. Zarriello	525,000	(4)	1.2%
James P. Santelli	564,875	(5)	1.3%
David Cairnie	216,667	(4)	*
Lasse Nordfjeld	150,000	(4)	*
All current officers and directors as a group (11 persons)	5,760,117	(6)	14.2%
Applied Digital Solutions, Inc.	24,573,788	(6)	55.2%

*	Less than 1% of outstanding shares.
Except as otherwise indicated, the address of each person named in this table is c/o Digital Angel Corporation, 1690 S. Congress Ave., Suite 201, Delray Beach, FL 33445.
(1)	In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options exercisable within 60 days after March 15, 2007 are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other stockholders. To our knowledge, except as otherwise indicated, beneficial ownership includes sole voting and dispositive power with respect to all shares.

(2)	This number includes options to purchase 2,250,000 shares of common stock that are exercisable within 60 days after March 15, 2007.

(3)	This number includes options to purchase 1,390,000 shares of common stock that are exercisable within 60 days after March 15, 2007.

(4)	Consists solely of options to purchase shares of common stock that are exercisable within 60 days after March 15, 2007.

(5)	This number includes options to purchase 450,000 shares of common stock that are exercisable within 60 days after March 15, 2007. This number also includes 114,875 shares of common stock based on a Form 4 filed with the SEC on August 9, 2004.

(6)	This number includes options to purchase 5,581,667 shares of common stock that are exercisable within 60 days after March 15, 2007.

(7)	Includes 1,000,000 shares held in the Digital Angel Share Trust, Wilmington Trust Company as trustee.

PROPOSAL 2
APPROVAL OF THE ADOPTION OF THE AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION
Proposal
On March 20, 2007, our Board approved an amendment to our Restated Certificate of Incorporation to amend and restate the Restated Certificate of Incorporation. Our Restated Certificate of Incorporation was originally adopted on December 1, 1981 and has been amended several times since its adoption. The proposed Amended and Restated Certificate of Incorporation combines all of the amendments into one document, deletes certain provisions that are no longer necessary and incorporates more recent provisions of the Delaware General Corporation Law. A copy of the proposed Amended and Restated Certificate of Incorporation, in substantially the form to be filed with the Secretary of State of Delaware, is attached hereto as part of Exhibit A, and incorporated herein by reference. All stockholders are urged to carefully review the attached Exhibit. If Proposal 2 is approved, the amendments will become effective upon filing the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State.
Summary of Proposed Changes to the Certificate of Incorporation
The following is a summary of the principal changes that the proposed Amended and Restated Certificate of Incorporation makes to the Restated Certificate of Incorporation.
66.6% Vote Requirement
The Amended and Restated Certificate of Incorporation deletes Article Ninth, which requires that at least 66.6% of the issued and outstanding shares approve the following:
•	The issuance of our common stock, including options or warrants, for non-cash consideration or for less than fair market value. Fair market value means the average of the daily market price of our common stock during the ten consecutive trading days before the date of purchase; or

•	Certain bankruptcy events, if at the time of the event:
•	Applied Digital has implemented a bankruptcy event, or

•	Applied Digital is in default under its obligations for borrowed money, including the credit agreement with IBM Credit Corporation.
As discussed below, Article Ninth was required to be included by IBM Credit Corporation as part of a financing arrangement between Applied Digital and IBM in 2002. The financing has been paid in full and this provision is no longer necessary. Therefore, our Board believes that deleting Article Ninth is in the best interests of our stockholders so that we have the flexibility to pay one or more monthly payments of principal and interest under our 10.25% senior secured debentures in shares of our common stock, as described below. Further, our Board believes that it is in our best interests that we have the flexibility to issue shares of common stock for non-cash consideration or less than fair market value, as needs may arise in connection with financing activities, without further stockholder action unless required by applicable law, regulation, listing requirements or our Amended and Restated Certificate of Incorporation. The rules of the American Stock Exchange would require that a majority of the votes cast by our stockholders approve the issuance of 20% of our outstanding shares at less than market value. The Board also believes that the 66.6% vote requirement can limit stockholders’ ability to effect change, in that such a requirement essentially provides a veto to a large minority of stockholders. Except as described below, we currently have no agreements, understandings or plans for the issuance of shares of our common stock at less than fair market value.

Article Ninth was originally adopted by stockholders in connection with the merger that resulted in our acquisition of Digital Angel Technology Corporation, Timely Technology Corp. and an 85.0% interest in Signature Industries Limited. The merger was completed on March 27, 2002. The merger agreement required that the stock of these three companies and the assets of Digital Angel Technology Corporation, all of which were pledged by Applied Digital as security for substantial indebtedness to IBM Credit Corporation, be delivered to us at the closing of the merger free and clear of all liens, security interests and mortgages. As part of a major restructuring of its lending relationship with Applied Digital and as one of the conditions to releasing its security interest in the stock of these transferred companies and the assets of Digital Angel Technology Corporation, IBM Credit Corporation required that article Ninth be included in the Restated Certificate of Amendment. In approving the adoption of Article Ninth, the Board determined that the benefits to Digital Angel Corporation of the merger, which could not have occurred without the consent of IBM Credit Corporation and the release of its security interest substantially outweighed the restrictions being imposed by IBM Credit Corporation as a condition of giving its consent to the merger and releasing its security interests.
On February 6, 2007, we entered into a securities purchase agreement, pursuant to which we sold a 10.25% senior secured debenture in the original principal amount of $6,000,000 and a five-year warrant to purchase 699,600 shares of our common stock for an aggregate purchase price of $6,000,000. The debenture matures on February 6, 2010, but we may, at our option, prepay the debenture in cash at any time by paying a premium of 2% of the outstanding principal amount of the debenture. We are obligated to make monthly payments of principal plus accrued but unpaid interest (including default interest, if any) beginning on September 4, 2007.
Upon satisfaction of certain conditions set forth in the debenture, including approval by our stockholders of the deletion of Article Ninth, and the availability of an effective registration statement covering the resale of shares by the holders, we may, at our option, elect to pay one or more monthly payments of principal and interest with shares of our common stock in lieu of cash. Our decision to make a monthly payment with cash or with shares of our common stock, or a combination of both, will be determined on a monthly basis. Currently, we anticipate making monthly payments with cash. If we elect to make a monthly payment with shares of our common stock, the shares will be valued at an 8% discount to the then current market price of a share of our common stock, which would be prohibited by Article Ninth.
Before we can exercise our option and make any monthly payment due under the debenture with our shares, we must satisfy several conditions on and immediately preceding the payment date, including (i) no event of default has occurred and is continuing, (ii) the payment would not exceed the 4.99% beneficial ownership restriction or the 19.99% issuance cap and (iii) holders of 66.6% of our outstanding common stock have approved the amendment to our Restated Certificate of Incorporation removing Article Ninth before we can issue common stock for cash consideration less than fair market value.
Dilution to Stockholders. The issuance of additional shares of our common stock at a discount may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. If we elect to issue shares as payment for amounts due under the debenture, the shares will be issued at an 8% discount to the then current market price of the shares. If 100% of the shares issuable under the debenture, based on approximately 2,438,189 shares issued, it would approximately equal 5% of our outstanding shares as of March 15, 2007 and 4.7% of our outstanding shares held by non-affiliates.
Director Liability
The current Delaware General Corporation Law allows a corporation to limit the personal liability of directors for monetary damages for breach of fiduciary duties except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Accordingly, the proposed Amended and Restated Certificate of Incorporation includes new Article Eighth which limits the personal liability of directors to the extent permissible under the Delaware General Corporation Law.

The Board believes it is in our best interest of our company and our stockholders to limit the liability of directors for breach of their fiduciary duties to the fullest extent permissible under the Delaware General Corporation Law in response to the increasing hazard of unfounded litigation directed against directors, such litigation’s related expense, and in order to continue to attract and retain qualified directors.
Capital Stock
Article Fourth provides that we have the authority to issue 96,000,000 million shares of capital stock, consisting of 95,000,000 shares of common stock and 1,000,000 shares of preferred stock. Article Fourth further provides that the Board of Directors is authorized to provide for the issuance of preferred stock in one or more series and to establish the number of shares to be included in each series and to fix the designations, powers, preferences and rights of the shares of each series and the qualifications, limitations or restrictions of the series. The Amended and Restated Certificate of Incorporation deletes the following paragraphs from Article Fourth:
“Dividends on outstanding shares of preferred stock shall be paid or declared and set apart for payment before any dividends are paid or declared and set apart for payment on shares of the common stock for the same dividend period.
If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of preferred stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.”
Our Board believes that deleting these provisions from Article Fourth is in the best interests of our company and our stockholders so that the Board has the maximum flexibility in establishing the designations, powers, preferences and rights of the shares of preferred stock that it is authorized to issue in the relevant certificate of designation for the series of preferred stock, rather than in the Certificate of Incorporation.
Election of Directors by Written Ballot
The proposed Amended and Restated Certificate of Incorporation includes Article Tenth, which provides that the election of directors need not be by written ballot, unless our by-laws provide otherwise. This article conforms to current Delaware law to provide us with greater flexibility in utilizing, at our election, efficient and cost-effective alternatives to voting by written ballot.
Vote Required
The affirmative vote of the holders of not less than 66.6% of the issued and outstanding shares of the common stock is required for the approval of the adoption of the Amended and Restated Certificate of Incorporation. You may vote in favor or against the proposal or you may abstain. Brokers that do not receive instructions are not entitled to vote those shares with respect to this proposal. Broker non-votes and abstentions will have the effect of a negative vote.
Recommendation of the Board of Directors
The Board of Directors recommends a vote “FOR” the approval of the adoption of the Amended and Restated Certificate of Incorporation.

PROPOSAL 3
APPROVAL AND ADOPTION OF THE DIGITAL ANGEL CORPORATION
2007 EQUITY PARTICIPATION PLAN
Proposal
On March 20, 2007, the Board of Directors, subject to shareholder approval, approved the Digital Angel Corporation 2007 Equity Participation Plan (the “2007 Plan”).
Summary of Plan
The following summary of the material features of the 2007 Plan, is qualified in its entirety by reference to the full text of the 2007 Plan, which is attached as Annex B.
Purpose, participants, effective date and duration. We adopted the 2007 Plan effective March 20, 2007. The purpose of the 2007 Plan is to encourage employees, directors and consultants of our company and our subsidiaries, who render services of special importance to the management, operation or development of us or our subsidiaries, and who have contributed or may be expected to contribute materially to the success of, us or our subsidiaries (the “Participants”), to continue their association with us and our subsidiaries by providing them with an opportunity to acquire or increase their ownership in our company. We believe this will create a stronger incentive for them to expend maximum effort for the growth and success of our company and our subsidiaries.
Shares subject to the 2007 Plan. The maximum number of shares of our common stock for which Awards may be granted under the 2007 Plan is 1,500,000.
In the event of any change in the number or kind of common stock outstanding pursuant to a reorganization, subdivision, consolidation, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made (1) to the number of shares subject to outstanding options, (2) in the exercise price per share of outstanding options and (3) in the kind of shares which may be issued under the 2007 Plan.
Types of Awards. Awards under the 2007 Plan may consist of any of incentive stock options, non-qualified stock options, restricted stock and other awards that are valued in whole or in part by reference to, or otherwise based on, the common stock approved by the Compensation Committee; provided, however, that in no case may the number of shares with respect to which incentive stock options (“ISOs”) may be granted exceed 1,500,000 shares. Shares subject to options or awards, which are forfeited, settled for cash or otherwise terminate, are surrendered to pay for option exercises, expire unexercised or are canceled without delivery of shares, will again become available for grant under the 2007 Plan.
Administration. The 2007 Plan is administered by the Compensation Committee, which must consist solely of at least two directors who are both “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code.
Subject to the terms of the 2007 Plan, the Compensation Committee has authority to: (1) select the persons to whom Awards shall be granted; (2) determine the type, number or value and the terms and conditions of Awards granted to each such person, including the price per share to be paid upon exercise of any option and the period within which each such option may be exercised; and (3) interpret the 2007 Plan and prescribe rules and regulations for the administration thereof.
Eligibility for Participation. Full and part-time employees, consultants, independent contractors, officers and directors (or employees, officers, or directors of any of our current or future subsidiaries) are eligible to receive grants under the 2007 Plan (“Participants”). As of March 15, 2007, we had 335 employees (including five executive officers) and five non-employee directors. The grant of Awards under the 2007 Plan is discretionary and we cannot now determine the number of Awards to be granted in the future to any particular person or group.

Options, Term and Exercise Price. Unless otherwise determined by the Compensation Committee, the exercise price of the common stock subject to an option is the fair market value of the stock on the date the option is granted. However, ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise price of not less than 110% of the fair market value of the common stock on the grant date. On March 15, 2007, the closing price per share of our common stock was $1.95 per share.
The Compensation Committee determines the option exercise period for each option, not to exceed ten years from the grant date, except that ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise period of not greater than five years.
Transferability of Options. In general, options are not transferable, except by will or the laws of descent or distribution. However, the 2007 Plan permits a grantee to transfer nonqualified stock options to family members or entities (including trusts) established for the benefit of the grantee or the grantee’s family members; provided that the transferred option must continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer and any other transfer allowed by applicable securities laws.
Awards under the 2007 Plan. The 2007 Plan provides that the Compensation Committee may grant or issue stock options, restricted stock, stock appreciation rights and other equity based instruments approved by the Compensation Committee or any combination thereof to any eligible employee, consultant, independent contractor, officer, or director. Each such award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award. The maximum number of shares of common stock that may be subject to options granted to an employee covered by the Internal Revenue Code Section 162(m) during any calendar year is 500,000.
Nonqualified Stock Options, (“NQSOs”), will provide for the right to purchase common stock at a specified price and usually will vest in one or more installments after the grant date, subject to the participant’s continued employment with us; provided, that the Compensation Committee may modify any of these terms, in its discretion, at the time of the grant. NQSOs may be granted for any term specified by the Compensation Committee.
Incentive Stock Options will be designed to comply with certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs (i) must have an exercise price not less than the fair market value of a share of common stock on the grant date; (ii) may only be granted to employees; (iii) must expire within a specified period of time following the optionee’s termination of employment; and (iv) must be exercised within ten years after the grant date, but may be subsequently modified to disqualify them for treatment as ISOs.
Restricted stock may be issued to participants and made subject to such restrictions as may be determined by the Compensation Committee. Restricted stock shall be forfeited if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Holders of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.
Other awards that are valued in whole or in part by reference to, or otherwise based on, the common stock may also be granted to participants as may be determined by the Compensation Committee. These awards include, but are not limited to, dividend equivalent awards, deferred stock awards, stock payment awards and stock appreciation rights.
Amendment and Termination of the 2007 Plan. The Board of Directors may amend or terminate the 2007 Plan at any time, provided that shareholder approval is required for any amendment that requires shareholder approval in accordance with the regulations issued under Section 16 of the Securities Exchange Act of 1934 and any amendment that would impair the rights of a grantee requires the grantee’s consent. The 2007 Plan will terminate on March 19, 2017 unless terminated earlier by the Board of Directors. Awards granted prior to March 20, 2017 may extend beyond that date.

Adjustment Provisions. If there is any change in the common stock as a result of a stock dividend, recapitalization, stock split, or combination or exchange of the common stock, or a merger, reorganization or consolidation of Digital Angel or any other change in the capital structure made without the receipt of consideration, then unless such event results in the termination of all outstanding grants under the 2007 Plan, the number of and class of shares available for grants and the number and class of such shares covered by outstanding grants, and the price per share or the applicable market value of such grants, will be proportionately adjusted by the Compensation Committee to reflect any increase or decrease in the number or kind of issued shares of common stock.
Change in Control of Digital Angel. Unless otherwise determined by the Board of Directors in the event of a change in control, options granted under the 2007 Plan will fully vest and become immediately exercisable and the restrictions on any restricted stock grants will lapse.
Federal Income Tax Consequences. Set forth below is a general description of the federal income tax consequences relating to grants under the 2007 Plan.
Non-Qualified Stock Options. There are no federal income tax consequences to grantees or to Digital Angel upon the grant of an NQSO under the 2007 Plan. Upon the exercise of NQSOs, grantees will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and we generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an NQSO, a grantee will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the grantee’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the grantee at the time of exercise of the NQSO).
Incentive Stock Options. Grantees will not be subject to federal income taxation upon the grant or exercise of ISOs granted under the 2007 Plan, and we will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price of the ISO (or the grantee’s other tax basis in the shares) is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the ISO. A sale of shares acquired by exercise of an ISO that occurs at least one year after the exercise or two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price of the ISO (or the grantee’s other tax basis in the shares), and we will not be entitled to any tax deduction in connection with the sale.
Generally, if the sale occurs within one year from the date of exercise of the ISO or within two years from the grant date (a “disqualifying disposition”) and is a transaction in which the amount realized is less than the fair market value of the common stock at the date of exercise, the grantee will recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price (or the grantee’s other tax basis in the shares), or (ii) the excess of the amount realized on the sale of the shares over the exercise price (or the grantee’s other tax basis in the shares). Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending upon the length of time the shares were held. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the grantee.
Restricted Stock. A grantee normally will not recognize taxable income upon the award of a restricted stock grant, and we will not be entitled to a deduction, until such stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary compensation income in an amount equal to the fair market value of the common stock at that time and we will be entitled to a deduction in the same amount. A grantee may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the common stock at that time, determined without regard to the restrictions. In this event, we will be entitled to a deduction in the same year. Any gain or loss recognized by the grantee upon subsequent disposition of the common stock will be capital gain or loss. If, after making the election, any common stock subject to a restricted stock grant is forfeited, or if the market value declines during the restriction period, the grantee will not be entitled to any tax deduction or tax refund.

Vote Required
The affirmative vote of the holders of not less than a majority of the votes cast is required for the approval and adoption of the 2007 Plan. You may vote in favor or against the proposal or you may abstain. Brokers that do not receive instructions are not entitled to vote those shares with respect to this proposal. Broker non-votes and abstentions will have no effect.
Recommendation of the Board of Directors
The Board of Directors recommends a vote “FOR” the approval and adoption of the 2007 Plan.
Securities Authorized for Issuance Under Equity Compensation Plans
As of December 31, 2006, the following shares of our common stock were authorized for issuance under our equity compensation plans:
Equity Compensation Plan Information

(c)
Number of
securities
remaining
	(a)		available for
	Number of		future issuance
	securities to	(b)	under
	be issued upon	Weighted-	equity
	exercise	average exercise	compensation
	of outstanding	price per share of	plans (excluding
	options,	outstanding	securities
	warrants	options, warrants	reflected in
Plan Category	and rights	and rights	column (a))
Equity compensation plans approved by security holders (1)	9,816,157	$3.74	468,796
Equity compensation plans not approved by security holders (2)	2,506,582	$3.85	—

Total	12,322,739	$3.76	468,796

(1)	Consists of Digital Angel Corporation Transition Stock Option Plan which is described in footnote 15 to our financial statements which are included in our annual report on Form 10-K.

(2)	Consists of options to purchase 476,820 shares under a terminated plan, options to purchase 1,500,000 shares and warrants to purchase 529,762 shares which are described in footnote 15 to our financial statements which are included in our annual report on Form 10-K.

GENERAL INFORMATION
Other Matters. The Board of Directors does not intend to present any matter for action at this meeting other than the matters described in this proxy statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.
Contacting the Board of Directors. Stockholders may communicate with the Board of Directors by directing their communications in a hard copy (i.e., non-electronic) written form to the attention of one or more members of the Board of Directors, or to the Board of Directors collectively, at our principal executive office located at 1690 S. Congress Ave., Suite 201, Delray Beach, FL 33445. A stockholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of common stock of Digital Angel. Our Corporate Secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iii) communications from pending or threatened opposing parties in legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (iv) any other communications that the Corporate Secretary deems, in his or her reasonable discretion, unrelated to the business of Digital Angel. The Corporate Secretary will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relates to our accounting and auditing practices shall also be sent directly to the Chairman of the Audit Committee, whether or not it was directed to such person.
Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances, unless contrary instructions are received from stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to request delivery of a single copy of annual reports or proxy statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a stockholder wishes to receive a separate proxy statement for the 2007 Annual Meeting of Stockholders or a 2006 Annual Report, the stockholder may receive printed copies by contacting Digital Angel Corporation, Investor Relations, 1690 S. Congress Ave., Suite 201, Delray Beach, FL 33445 by mail or by calling Allison Tomek at (561) 805-8000.
Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact Digital Angel Corporation, Investor Relations, by mail or telephone as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.
Stockholder Proposals for 2008 Annual Meeting. Stockholder proposals should be sent to Digital Angel at the address set forth in the Notice of Annual Meeting of Stockholders. The deadline for submission of stockholder proposals, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, for inclusion in our proxy statement for the 2008 Annual Meeting of Stockholders is December           , 2007. Additionally, Digital Angel must receive notice of any stockholder proposal to be submitted at the 2008 Annual Meeting of Stockholders (but not required to be included in our proxy statement) by                 , 2008, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.
Expenses of Solicitation. Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by our directors, officers and regular employees. The entire cost of solicitation will be borne by Digital Angel.

By Order of the Board of Directors,
SCOTT R. SILVERMAN
Chairman
South St. Paul, Minnesota
                    , 2007

DIGITAL ANGEL CORPORATION
490 Villaume Avenue
South St. Paul, Minnesota 55075
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints [                                        ], and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of common stock, $0.005 par value, of Digital Angel Corporation, a Florida corporation (“Digital Angel”), which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Marriott Hotel, Boca Center, 5150 Town Center Circle, Boca Raton, FL 33433, at 9:00 a.m., local time, on May 10, 2007, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.
You can vote your proxy by either (i) internet; (ii) telephone; or (iii) mail. Internet and telephone voting is available through [                     ]p.m.(ET) on [                                        ]. In order to vote by telephone, use any touch-tone telephone and dial                     . Please have your proxy card and the last four digits of your social security number available when you call. Follow the instructions the recorded voice provides. In order to vote by internet, access the following website                     . Please have your proxy card and last four digits of your social security number available. Follow the instructions provided to create an electronic ballot.
If you have voted by internet or telephone, there is no need to mail back your proxy card.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE. NO POSTAGE IS REQUIRED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE
NOMINEES LISTED UNDER A — ELECTION OF DIRECTORS.
A   Election of Directors
To elect as directors of Digital Angel nominees #01, #02, #03, #04, #05 and #06 to serve until the next annual meeting of stockholders, in each case, until their successors are duly elected and qualified.

	For	Withhold
Kevin N. McGrath	☐	☐
Scott R. Silverman	☐	☐
John R. Block	☐	☐
Barry M. Edelstein	☐	☐
Howard S. Weintraub, Ph.D.	☐	☐
Michael S. Zarriello	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE UNDER B — FOR THE ADOPTION OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.
B   Approval of Adoption of the Amended and Restated Certificate of Incorporation

For	Against	Abstain
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE UNDER C — FOR THE APPROVAL
AND ADOPTION OF THE DIGITAL ANGEL CORPORATION 2007 EQUITY PARTICIPATION PLAN.
C   Approval and Adoption of the Digital Angel Corporation 2007 Equity Participation Plan

For	Against	Abstain
☐	☐	☐
D   Other Matters
In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

E	Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein. The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders, dated                      2007, and the accompanying Proxy Statement.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE(S)	DATE

Annex A
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DIGITAL ANGEL CORPORATION
DIGITAL ANGEL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1. The name of the corporation is DIGITAL ANGEL CORPORATION.
2.. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on December 1, 1981, and the original name of the corporation was Medical Advisory Systems, Inc. The first Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on June 7, 1985.
3. Pursuant to Section 245 of the General Corporation Law of the State of Delaware, the provisions of the Certificate of Incorporation as heretofore amended and supplemented are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled “Amended and Restated Certificate of Incorporation of Digital Angel Corporation,” and the Certificate of Incorporation as heretofore amended and supplemented is further amended to add new Articles Eighth and Tenth, delete former Article Ninth and make certain other changes.
4. The Board of Directors of the corporation has duly adopted this Amended and Restated Certificate of Incorporation pursuant to the provisions of Section 245 of the General Corporation Law of the State of Delaware in the form set forth as follows:
FIRST: The name of the Corporation is DIGITAL ANGEL CORPORATION.
SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, 19801, and the name of the registered agent of the Corporation at such address is The Corporation Trust Company.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is ninety-six million (96,000,000) shares, consisting of ninety-five million (95,000,000) shares of common stock, par value $0.005 per share, and one million (1,000,000) shares of preferred stock, par value $1.75 per share. The holders of common stock shall have one vote per share and shall be entitled, voting as a class, to elect all members of the Board of Directors except for the number of directors that the holders of preferred stock shall be entitled, voting as a class, to elect, but in any case the holders of the common stock shall be entitled to elect at least a majority of the members of the Board of Directors. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of preferred stock in one or more series, and by filing a certificate pursuant to the applicable law of the state of Delaware, to establish from time to time the number of shares to be included in each series and to fix the designations, powers (including voting powers), preferences and rights of the shares of each series and the qualifications, limitations or restrictions thereof.
FIFTH: The Corporation is to have perpetual existence.
SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Corporation’s Board of Directors is expressly authorized to adopt, amend, or repeal the by-laws of the Corporation.

SEVENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders, disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
EIGHTH: No person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the General Corporation Law of the State of Delaware as the same exists or hereafter may be amended. If the General Corporation Law of the State of Delaware is hereafter amended to authorize corporate action further limiting or eliminating the liability of directors, then the liability of a director to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or amendment of this Article EIGHTH by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Article EIGHTH will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.
NINTH: From time to time any of the provisions of this Amended and Restated Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at any time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Amended and Restated Certificate of Incorporation are granted subject to the provisions of this Article NINTH.
TENTH: Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the by-laws of the Corporation shall so provide.
5. This Amended and Restated Certificate of Incorporation was duly adopted by vote of the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, said Digital Angel Corporation, has caused this Certificate to be signed by                                         , and attested by                     , its                     , this                      day of May, 2007.

DIGITAL ANGEL CORPORATION

By:

ATTEST:

Annex B
DIGITAL ANGEL CORPORATION
2007 EQUITY PARTICIPATION PLAN
Effective as of March 20, 2007
1. ESTABLISHMENT, EFFECTIVE DATE AND TERM
DIGITAL ANGEL CORPORATION, a Delaware corporation (the “Company”), hereby establishes the “Digital Angel Corporation 2007 Equity Participation Plan.” Subject to ratification within twelve (12) months by an affirmative vote of a majority of the Company’s shareholders, either in person or by proxy, present and entitled to vote at the Annual Meeting, the effective date of the Plan shall be March 20, 2007 (the “Effective Date”), which is the date that the Plan was approved and adopted by the Board of Directors of the Company. Unless earlier terminated pursuant to Section 13 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.
2. PURPOSE
The purpose of the Plan is to advance the interests of the Company by allowing the Company to attract, retain and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries.
3. DEFINITIONS
Whenever used in the Plan, the following terms shall have the meanings set forth below:
(a) “Appreciation Date” shall mean the date designated by a holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.
(b) “Award” shall mean, individually or collectively, an Option, Restricted Stock Unit or any other award granted pursuant to the Plan.
(c) “Award Agreement” shall mean, individually or collectively, an Option Agreement, Restricted Stock Unit Agreement or any other agreement entered into pursuant to the Plan.
(d) “Award Period” shall mean a period of time within which Performance Criteria is measured for the purpose of determining whether an Award subject to performance restrictions has been earned.
(e) “Award Shares” shall mean shares of Common Stock issued pursuant to an Award.
(f) “Board” shall mean the Board of Directors of the Company.
(g) “Cause” shall mean (i) failure or refusal of the Participant to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Participant in the performance of his duties, (iii) commission by the Participant of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Participant’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company; provided, however, that if the Participant and the Company have entered into an employment agreement which defines “cause” for purposes of such agreement, “cause” shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment or service is for Cause.

(h) “Change in Control” shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if
(i) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which the Board does not recommend such shareholders to accept; or
(ii) there is a change in the composition of the Board over a period of twenty four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or
(iii) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or
(iv) the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets.
(i) “Common Stock” shall mean the common stock of the Company, par value $0. 005 per share.
(j) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(k) “Committee” shall mean the Compensation Committee or any other committee appointed by the Board to administer the Plan pursuant to Section 5 of the Plan. However, with respect to grants made to Independent Directors, the Committee shall mean the Board.
(l) “Company” shall mean the Company and its subsidiaries whose financial statements are consolidated with the financial statements of the Company in accordance with accounting principles generally accepted in the United States.
(m) “Compensation Committee” shall mean the Compensation Committee of the Board, which shall consist of two or more Independent Directors, each of whom shall be both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code.
(n) “Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.
(o) “Disability” shall mean “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

(p) “Eligible Individual” shall mean any employee, officer or director of the Company or any consultant or independent contractor providing services to the Company.
(q) “Exercise Price” shall mean the purchase price of each share of Common Stock subject to an Option.
(r) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(s) “Fair Market Value” of a share of Common Stock shall mean (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the last sales price for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee in good faith.
(t) “Incentive Stock Option” shall have the meaning set forth in Section 422 of the Code.
(u) “Independent Director” shall mean a member of the Board who is a “non-employee director,” as defined in Rule 16b-3 of the Exchange Act .
(v) “NASDAQ” shall mean The Nasdaq National Market System.
(w) “Non-qualified Stock Option” shall mean an Option that is not intended to meet the requirements of Section 422 of the Code.
(x) “Option” shall mean any stock option granted pursuant to Section 7 of the Plan.
(y) “Option Agreement” shall mean a written agreement entered into by the Company and a Participant which sets forth the terms and conditions of the Option thereby granted.
(z) “Participant” shall mean any Eligible Individual with an outstanding Award.
(aa) “Performance Criteria” shall mean any business or performance criteria with respect to the Company, any subsidiary or any division or operating unit determined by the Board, from time to time.
(bb) “Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of the Company.
(cc) “Plan” shall mean this Digital Angel Corporation 2007 Equity Participation Plan.
(dd) “Reorganization” shall be deemed to occur if an entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin–off, split–off, split–up or similar transaction; provided, however, that the transaction shall not be a Reorganization if the Company or any subsidiary of the Company is the surviving entity.
(ee) “Restricted Stock Units” shall mean Awards granted pursuant to Section 8 of the Plan.
(ff) “Restricted Stock Unit Agreement” shall mean a written agreement entered into by the Company and a Participant which sets forth the terms and conditions of the Restricted Stock Unit thereby granted.

(gg) “Restriction Period” shall mean the period during which applicable restrictions apply to Restricted Stock Units.
(hh) “Stock Appreciation Right” or “SAR” shall mean an Award granted under Section 9 of the Plan.
(ii) “Section 424 Employee” shall mean an employee of the Company or any “subsidiary corporation” or “parent corporation” as defined in and in accordance with Code Section 424. Such term shall also include employees of a corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies.
4. ELIGIBILITY
Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company. An individual may hold more than one Award, subject to such restrictions as are provided herein.
5. ADMINISTRATION
(a) Committee. The Plan shall be administered by the Committee or any committee appointed by the Board consisting of not less than two (2) Directors. The Committee shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Award granted or any Award Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. All such actions and determinations shall be made by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with the Company’ Articles of Incorporation and Bylaws, and applicable law. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any Award granted under the Plan.
(b) Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 5(b) shall serve in such capacity at the pleasure of the Committee.
(c) No Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder.
6. SHARES SUBJECT TO THE PLAN
The capital stock of the Company that may be issued pursuant to Awards granted under the Plan shall be shares of Common Stock, which shares may be treasury shares or authorized but unissued shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be 1,500,000 shares of the Common Stock; provided, however, that the maximum number of shares of Common Stock that may be subject to Incentive Stock Options granted under the Plan shall be one million, five hundred thousand (1,500,000) shares, subject to adjustment as provided in Section 11 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall become available for future Awards granted under the Plan as if such Option had not been granted. If any Restricted Stock Unit or other award is forfeited for any reason, the Common Stock subject to such Award shall be available for future grants of Awards under the Plan as if such Awards had not been granted. Shares of Common Stock issued pursuant to the Plan which are tendered to the Company in satisfaction, or partial satisfaction, of the Exercise Price of an Option, or withheld to satisfy any tax obligation the Company may have in connection with the exercise of an Option shall be available for future grants of Awards under the Plan. If an Option is tendered to the Company in satisfaction, or partial satisfaction, of the Exercise Price of an Option, or used to satisfy any tax obligation the Company may have in connection with the exercise of an Option, the shares subject to such Option shall be available for future grants of Awards under the Plan.

7. OPTIONS
(a) Types of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, either as (i) an Incentive Stock Option or (ii) as a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.
(b) Grant of Options. Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted.
(c) Limitation on Incentive Stock Options.
(i) Section 424 Employees. Incentive Stock Options may only be granted to Section 424 Employees. Subject to the terms and conditions of this Plan and the Option Agreement (including all vesting provisions and option periods), any and all Incentive Stock Options which an employee fails to exercise within 90 days after the date said employee ceases to be a Section 424 Employee shall automatically be classified as Non-qualified Stock Options to the extent that said Options have not otherwise been terminated.
(ii) Fair Market Value. Subject to Section 7(c)(iii)below, an Incentive Stock Option shall not be granted with an Exercise Price less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted. The Committee shall determine Fair Market Value in accordance with the provisions of Section 422 of the Code.
(iii) Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless (i) the Exercise Price for each share of Common Stock subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and (ii) such Incentive Stock Option is not exercisable after the fifth (5th) anniversary of the date of grant.
(iv) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a Non-qualified Stock Option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

(v) Limitation on Issuances. The aggregate amount of Incentive Stock Options granted pursuant to the Plan shall not exceed 1,500,000 shares.
(d) Option Agreement. All Options granted pursuant to the Plan shall be evidenced by an Option Agreement, to be executed by the Company and the Participant, in such form or forms as the Committee shall determine. Option Agreements may contain different provisions, provided, however, that all such Option Agreements shall comply with all terms of the Plan.
(e) Exercise Price. Subject to the limitation set forth in Section 6, the Exercise Price shall be fixed by the Committee and stated in each Option Agreement.
(f) Option Period. Subject to the provisions of Sections 7(c), 7(m), 7(n), 7(o) and 7(p), each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease on the tenth (10th) anniversary of the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed (10) years.
(g) Vesting. Each Option Agreement will specify the vesting schedule applicable to the Option granted thereunder. Notwithstanding the foregoing, the Committee may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.
(h) Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at the office designated by the Company, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.
(i) Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to the Company that the Option be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a “cashless” exercise/loan procedure (pursuant to which the Participants would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by the delivery of a promissory note of the Participant to the Company on such terms as the Committee shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv). Payment in full of the Exercise Price need not accompany the written notice of exercise if the Option is exercised pursuant to the “cashless” exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

(j) Issuance of Certificates. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 11 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.
(k) Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.
(l) Transferability. No Incentive Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution. No Non-qualified Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Non-qualified Stock Options may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant’s family members or (ii) any other person, as permitted by applicable securities law. Any Option assigned or transferred pursuant to this Section 7(l) shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer; provided, however, than any Option transferred for value may not be exercised under any Registration Statement on Form S-8 and upon exercise of such transferred Option the holder would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.
(m) Termination of Employment. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of a Participant with the Company, other than by reason of Cause, death or Disability, any Option granted to such Participant which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination. Upon such termination, the Participant’s unvested Options shall expire and the Participant shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 7(m), the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7(f) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7(g) above. Unless otherwise determined by the Committee, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.
(n) Termination of Employment for Cause. Upon termination of the employment or other service of a Participant with the Company for Cause, any Option granted to the Participant shall expire immediately and the Participant shall have no further right to purchase shares of Common Stock pursuant to such Options. The Committee shall determine whether Cause exists for purposes of this Plan.
(o) Termination of Employment by Disability. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of a Disability of such Participant, the Participant has the right, at any time within a period not to exceed one (1) year after such termination and prior to the termination of the Option pursuant to Section 7(f) above, to exercise, in whole or in part, any vested portion of the Options held by the Participant on the date the Participant’s employment or service terminated. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of a Disability, any unvested Options shall terminate. Notwithstanding the provisions of this Section 7(o), the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7(f) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7(g) above.

(p) Termination of Employment by Death. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of the death of such Participant, all outstanding Options held by the Participant at the time of death shall immediately vest and the Participant’s estate, the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option (whichever is applicable) has the right, at any time prior to the termination of the Option pursuant to Section 7(f) above, to exercise, in whole or in part, any portion of the Options held by the Participant on the date the Participant’s employment or service terminated.
8. RESTRICTED STOCK UNITS
(a) Grant of Restricted Stock Units. Subject to the provisions of the Plan and the limitation set forth in Section 6, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Restricted Stock Units. Each Restricted Stock Unit shall be equivalent in value to one share of Common Stock. Each grant of Restricted Stock Units shall satisfy the requirements as set forth in this Section 8.
(b) Restricted Stock Unit Agreement. All Restricted Stock Units granted pursuant to the Plan shall be evidenced by a Restricted Stock Unit Agreement, to be executed by the Company and the Participant, in such form or forms as the Committee shall determine. Each Restricted Stock Unit Agreement shall specify the number of Restricted Stock Units awarded to the Participant, the applicable Restriction Periods and contain such provisions and restrictions (or no restrictions) as the Committee shall deem appropriate on the date the Restricted Stock Units are granted. Restricted Stock Unit Agreements may contain different provisions; provided, however, that all such Restricted Stock Unit Agreements must comply with all terms of the Plan.
(c) Restrictions. The Committee shall impose such restrictions (or no restrictions) on any Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, vesting restrictions, restrictions based upon the achievement of specific company-wide performance goals, divisional performance goals, individual performance goals and/or restrictions under applicable federal or state securities laws.
(d) Payment. Upon expiration of the Restriction Period applicable to a Restricted Stock Unit, the Participant shall, without payment on his part, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by the Restricted Stock Units. Such payment shall be made in the form of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made.
(e) Dividend Equivalents. A Participant whose Restricted Stock Units have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend the Company would have paid to such Participant after the grant of such Restricted Stock Units and prior to the lapse of restrictions relating thereto as if the Participant had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend and as if such Restricted Stock Units were not subject to restrictions. Payments of such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.
(f) Issuance of Common Stock Subject to Restrictions. The Committee may in its sole discretion cause the shares of Common Stock underlying any particular grant of Restricted Stock Units to be issued in the Participant’s name prior to lapse of restrictions thereon and treat such Common Stock as outstanding for all purposes. The Participant shall have all rights of a shareholder, including the right to receive dividends paid on the shares of Common Stock issued under this Section 8(f) and the right to vote such shares, subject to any other restrictions set forth in the Plan. In addition, as security for the return of such Common Stock in the event of forfeiture, the Committee may require that the Participant pledge the shares of such Common Stock to the Company, and the certificates evidencing such Common Stock be retained by the Company until the restrictions relating thereto lapse.

(g) Transferability. Unless otherwise provided in the Restricted Stock Unit Agreement, Restricted Stock Units shall not be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Restricted Stock Units may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant’s family members or (ii) any other person, as permitted by applicable securities law. Any Restricted Stock Unit assigned or transferred pursuant to this Section 8(g) shall continue to be subject to the same terms and conditions as were applicable to the Restricted Stock Unit immediately before the transfer; provided, however, upon maturity of any Restricted Stock Unit transferred for value the Company may not issue shares of Common Stock under any Registration Statement on Form S-8 and the holder of such Restricted Stock Unit would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.
(h) Termination of Employment or Service. Unless otherwise provided in a Restricted Stock Unit Agreement, if the Participant’s employment or service with the Company terminates for any reason other than death or Disability during the Restriction Period, all Restricted Stock Units held by the Participant which are still subject to the Restriction Period shall be forfeited immediately; provided, however, that in the event of a termination of the Participant’s employment, other than for Cause, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such Restricted Stock Units.
(i) Termination of Employment or Service by Death or Disability. Unless otherwise provided in a Restricted Stock Unit Agreement, if a Participant’s employment or service with the Company terminates by reason of death or Disability, any remaining Restriction Period shall terminate and, except as otherwise provided in this Section 8, the Participant shall receive payment in accordance with Section 8(d).
9. STOCK APPRECIATION RIGHTS.
(a) Grant of Stock Appreciation Rights. Subject to the terms of the Plan, any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose.
(b) Vesting. A SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee. Notwithstanding the above, a SAR shall not be exercisable by a person subject to Section 16(b) of the Exchange Act for at least six (6) months following the date the SAR is granted.
(c) Failure to Exercise. If on the last day of the Option period (or in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market Value of the Stock exceeds the Exercise Price, the Participant has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(d) Payment. The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Common Stock on the Appreciation Date over the Exercise Price, in the case of a SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Common Stock on the date the SAR is granted, in the case of a SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(e) Designation of Appreciation Date. A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable “window periods” required by Rule 16b-3 under the Exchange Act.
(f) Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten (10) years after the date on which the SAR was awarded.
10. OTHER STOCK-BASED AWARDS
Awards of shares of Common Stock, stock appreciation rights, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any Option, Restricted Stock Unit or any other award granted hereunder. The Committee may determine the terms and conditions of any such award. Each award shall be evidenced by an agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine.
11. RECAPITALIZATION, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS
(a) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, or reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, a corresponding appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise or vesting of an outstanding Award or upon termination of the Restriction Period applicable to a Restricted Stock Unit granted under the Plan, and (iii) in the Exercise Price per share of outstanding Options granted under the Plan.
(b) Reorganization. Unless otherwise provided in an Award Agreement, in the event of a Reorganization of the Company, the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that some or all outstanding Awards shall become immediately exercisable, vested or entitled to payment. In the event of a Reorganization of the Company the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that Options shall terminate upon the Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Committee does not terminate an Option upon a Reorganization of the Company then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization.
(c) Change in Control.
(i) In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to any Award, such Award shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in the Award Agreement with respect to one hundred percent (100%) of the shares subject to such Award.

(ii) In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Criteria with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Criteria for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Criteria, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.
(iii) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.
(iv) Change in Status of a Subsidiary. Unless otherwise provided in an Award Agreement, in the event that a subsidiary of the Company ceases to be a subsidiary whose financial statements are consolidated with the financial statements of the Company in accordance with generally accepted accounting principles, the Committee may, in its sole and absolute discretion, on a case-by-case basis (i) provide that some or all outstanding Awards held by a Participant employed by or performing service for such subsidiary may become immediately exercisable, vested or entitled to payment or (ii) treat the Award as terminated, in which case the Participant shall no longer be entitled to exercise or payment of the Award in accordance with the Plan, but only if such Participant is not employed by the Company or any subsidiary immediately after such event.
(v) Adjustments. Adjustments under this Section 11 related to stock or securities of the Company shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.
(vi) No Limitations. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
12. REQUIREMENTS OF LAW
(a) Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual holding the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, the exercise of an Option or the issuance of shares pursuant to the exercise of an Option or expiration of a Restriction Period to comply with any law or regulation of any governmental authority.
(b) Registration. At the time of any exercise of any Option or receipt of Common Stock pursuant to an Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option or receipt of Common Stock and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part and the Common Stock may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion.

(c) Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option or the grant of Common Stock pursuant to an Award, including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.
(d) Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
(e) Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.
13. AMENDMENT AND TERMINATION OF THE PLAN
The Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of the Company shall be required for (i) any amendment that changes the requirements as to Eligible Individuals to receive Awards under the Plan, (ii) any amendment that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 11 hereof), or (iii) any amendment, if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b–3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 11 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan.
14. PROVISIONS APPLICABLE TO COVERED EMPLOYEES
(a) Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee. The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted pursuant to the Plan which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code, the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(b) Limitations. Furthermore, notwithstanding any other provision of the Plan or any Award which granted to a Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
(c) Maximum Awards. The maximum number of shares of Common Stock that may be granted during any calendar year to a Covered Employee shall be Five Hundred Thousand (500,000).
15. OWNERSHIP AND TRANSFER RESTRICTIONS
The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option at its deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such holder or (b) one year after the transfer of such shares to such holder.
16. LIMITATIONS ON RE-PRICING AND EXCHANGE OF OPTIONS
The approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the matter, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of the Company shall be required for (i) the re-pricing of any Option granted under the Plan, or (ii) the exchange of any outstanding Option granted under the Plan for a new Option with an Exercise Price that is lower than the Exercise Price of the Option that is surrendered by the Optionee.
17. THE COMPANY’S RIGHT TO PURCHASE OPTION STOCK AND VESTED SHARES
The Company shall have the right to repurchase any Award Shares issued pursuant to an Award Agreement following the termination of the employment or service of the holder of the Award Shares with the Company for any reason. The price for repurchasing the Award Shares shall be paid in cash and shall be equal to the Fair Market Value of such shares. Should the Company fail to exercise such repurchase right within ninety (90) days following the later of (i) the Award holder’s termination of employment or service or (ii) the date the Common Stock was issued, the Company shall be deemed to have waived such right.

18. DISCLAIMER OF RIGHTS
No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Participant, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Award shall not be deemed for any purpose to be a stockholder of the Company with respect to such Award except to the extent that such Award shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder, or except as expressly provided by the Committee in writing. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.
19. NONEXCLUSIVITY OF THE PLAN
The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.
20. SEVERABILITY
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
21. NOTICES
Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Stock Option Administrator, and if to the Participant, to the address of the Participant as appearing on the records of the Company.